Exhibit 99.1

PRESS RELEASE

SEACOR HOLDINGS ANNOUNCES SPECIAL CASH DIVIDEND OF
$5.00 PER SHARE

Fort Lauderdale, Florida
December 7, 2012

FOR IMMEDIATE RELEASE — SEACOR Holdings Inc. (NYSE:CKH) today announced that its Board of Directors declared a Special Dividend of $5.00 per common share.  The Special Dividend is payable to shareholders of record on December 17, 2012, and is expected to be paid on or about December 26, 2012.  The Company expects that its common stock will trade ex-dividend beginning on December 12, 2012.  In connection with the Special Dividend, the Board of Directors, based on the recommendation of its Compensation Committee, determined that the vesting of any shares of restricted stock issued to employees under the Company's stock plans originally scheduled to vest during 2013 or 2014 will be accelerated to December 14, 2012.  The acceleration of vesting of the restricted stock will result in an additional charge to the Company of $12.2 million in the fourth quarter of 2012. In addition, the Board determined that all shares of restricted stock scheduled to vest in 2015 and later will participate in the Special Dividend in accordance with applicable Company plans.

"The decision to pay this Special Dividend reflects the Board of Directors' belief that the Company's current liquidity position exceeds the immediate and projected needs of the business and the Special Dividend will allow shareholders to pay taxes at the current effective tax rates," said Charles Fabrikant, executive Chairman of SEACOR.

About SEACOR

SEACOR is a global provider of equipment and services primarily supporting the offshore oil and gas and marine transportation industries. SEACOR offers customers a diversified suite of services including offshore marine, aviation, inland river, marine transportation, crisis and emergency management preparedness and response solutions, commodity trading and logistics and offshore and harbor towing. SEACOR is focused on providing highly responsive local service combined with the highest safety standards, innovative technology, modern, efficient equipment and dedicated professional employees. SEACOR is publicly traded on the New York Stock Exchange (NYSE) under the symbol CKH.

Cautionary Note Regarding Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements concerning management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of results to differ materially from any future results, performance or achievements discussed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: the ability to complete the previously announced intention to spin-off the Company's Aviation Services business and the effect such spin-off will have on the Company's operating results; the ability to realize the expected benefits of the intended spin-off of the Aviation Services business; decreased demand and loss of revenues as a result of U.S. government implemented moratoriums directing operators to cease certain drilling activities and any extension of such moratoriums (the “Moratoriums”); weakening demand for the Company's services as a result of unplanned customer suspensions, cancellations, rate reductions or non-renewals of vessel charters and aviation equipment or

(more)

failures to finalize commitments to charter vessels and aviation equipment in response to Moratoriums; increased government legislation and regulation of the Company's businesses which could increase cost of operations; increased competition if the U.S. cabotage laws known as the Shipping Act of 1916 and the Merchant Marine Act of 1920, as amended (“Jones Act”) is repealed; liability, legal fees and costs in connection with providing emergency response services, including the Company's involvement in response to the oil spill that resulted from the sinking of the Deepwater Horizon in April 2010; decreased demand for the Company's services as a result of declines in the global economy; decreased demand for the Company's inland river services due to drought conditions and other climatic conditions affection river navigation and/or grain harvests; declines in valuations in the global financial markets and a lack of liquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations; the cyclical nature of the oil and gas industry; activity in foreign countries and changes in foreign political, military and economic conditions; safety record requirements related to Offshore Marine Services, Marine Transportation Services and Aviation Services; decreased demand for Marine Transportation Services and Harbor and Offshore Towing Services due to construction of additional refined petroleum products, natural gas or crude oil pipelines or due to decreased demand for refined petroleum products, crude oil or chemical products or another change in existing methods of delivery; compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations; the dependence of Offshore Marine Services, Marine Transportation Services and Aviation Services on a small number of customers; consolidation of the
Company's customer base; safety issues experienced by a particular helicopter model that could result in customers refusing to use that helicopter model or a regulatory body grounding that helicopter model, which could also permanently devalue that helicopter model; the ongoing need to replace aging vessels and aircraft; industry fleet capacity; restrictions imposed by the U.S. federal maritime and aviation laws and regulations on the amount of foreign ownership of the Company's common stock; operational risks of Offshore Marine Services, Marine Transportation Services, Harbor and Offshore Towing Services and Aviation Services; effects of adverse weather conditions and seasonality; dependence of emergency response revenue on the number and size of events and upon continuing government regulation in this area and Emergency and Crisis Services' ability to comply with such regulation and other governmental regulation; liability in connection with providing emergency response services; the level of grain export volume; the effect of fuel prices on barge towing costs; variability in freight rates for inland river barges; the effect of international economic and political factors in Inland River Services' operations; adequacy of insurance coverage; the attraction and retention of qualified personnel by the Company; and various other matters and factors, many of which are beyond the Company's control. In addition, these statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. It is not possible to predict or identify all such factors. Consequently, the foregoing should not be considered a complete discussion of all potential risks or uncertainties. The words “estimate,” “project,” “intend,” “believe,” “plan” and similar expressions are intended to identify forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based. The forward-looking statements in this release should be evaluated together with the many uncertainties that affect the Company's businesses, particularly those mentioned under “Forward-Looking Statements” in Item 7 on the Company's Form 10-K and SEACOR's periodic reporting on Form 10-Q and Form 8-K (if any), which are incorporated by reference.

For additional information, contact Molly Hottinger at (954) 627-5278.

###

2